Exhibit 10.1

                          PSYCHIC FRIENDS NETWORK, INC.

                            INDEMNIFICATION AGREEMENT

This Indemnification Agreement (this "Agreement") is made as of __________, _____, by and between Psychic Friends Network, Inc., a Nevada corporation (the "Company"), and ____________________ ("Indemnitee").

                                    RECITALS

WHEREAS, Indemnitee is either a member of the board of directors of the Company ("Board" or "Board of Directors") or an officer of the Company, or both, and in such capacity or capacities is performing a valuable service for the Company.

WHEREAS, the Corporation has adopted bylaws ("Bylaws") providing for the indemnification of the officers, directors, employees and agents of the Company.

WHEREAS,  the Bylaws and Nevada  Revised  Statute  Section  78.751  (the  "State
Statute") specifically provide that they are not exclusive, and thereby contemplate that agreements may be entered into between the Company and the members of its Board of Directors and officers with respect to indemnification of such directors and officers.

WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for and on behalf of the Company on the condition that Indemnitee is indemnified as set forth in this Agreement.

WHEREAS, it is intended that Indemnitee shall be paid promptly by the Company all amounts necessary to effectuate in full the indemnity provided in this Agreement.

WHEREAS, to induce Indemnitee continue to serve as a member of the Board of Directors and/or committees of the Board of Directors, of the Company, or as an officer of the Company, or both, the Company has determined and agreed to enter into this Agreement with Indemnitee.

NOW, THEREFORE, in consideration of Indemnitee's continued service as a director or officer of the Company after the date hereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Indemnitee hereby agree as follows:
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                                    AGREEMENT

1. INDEMNIFICATION OF INDEMNITEE. The Company hereby agrees to hold harmless and indemnify Indemnitee to the fullest extent authorized or permitted by the provisions of the Bylaws and State Statute, or any successor statute or amendment thereof (but only to the extent that such amendment permits the Company to provide broader indemnification rights than the Bylaws or the State Statute permitted prior to the adoption of such amendment), or any other statutory provisions authorizing or permitting such indemnification that is adopted after the date of this Agreement.

2. ADDITIONAL INDEMNITY. Subject only to the exclusions set forth in Section 3 of this Agreement, the Company hereby further agrees to hold harmless, indemnify and defend Indemnitee:

     (a) Against any and all expenses (including fees for attorneys, accountants, private investigators, court and transcript costs, fees and expenses of witnesses, fines and amounts paid in settlement, any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement, costs associated with appeals, including without limitation the premium, security for and other costs relating to any costs bond, supersedes bond, or other appeal bond or its equivalent, any other amounts for time spent by Indemnitee for with Indemnitee is not compensated by the Company for any Affiliate or third party, travel expenses and all other like disbursements or expenses reasonably incurred by or for Indemnitee), judgments damages, fines, penalties, and amounts paid in settlement (including all interest assessments and other charges paid or payable in connection with or in respect of such judgment, fines, penalties, or amounts paid in settlement) actually and reasonably incurred by or for Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative and whether formal or informal (including an action by or in the right of the Company)(a "Covered Action") to which Indemnitee is, was or at any time becomes a party or participant by reason of the fact that at the time of the act or omission which is the subject matter of such Covered Action the Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; and

     (b) Otherwise to the fullest extent as may be provided to Indemnitee by the Company under the Bylaws of the Company and the State Statute.

3. LIMITATIONS ON ADDITIONAL INDEMNITY. No indemnity pursuant to Section 2 of this Agreement shall be paid by the Company to the extent that:

     (a) Payment is actually made to Indemnitee under a valid and collectible insurance policy or policies, except with respect to any excess beyond the amount of payment under such insurance policy or policies. Notwithstanding the availability of such insurance policy or policies, Indemnitee also may claim indemnification from the Company pursuant to this Agreement by assigning to the Company any claims under such insurance policy or policies to the extent Indemnitee is paid by the Company.

     (b) Indemnitee is indemnified by the Company otherwise than pursuant to this Agreement.

     (c) Judgment is rendered against Indemnitee for the payment of dividends or other distributions to stockholders of the Company in violation of the provisions of Nevada Revised Statutes ss.78.300, as amended.

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     (d) Judgment is rendered  against  Indemnitee  for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or other similar provisions of any federal, state or local statutory law.

     (e) Indemnitee's conduct giving rise to the claim for indemnification is finally adjudged by a court of competent jurisdiction to have been a breach of fiduciary duty which involved intentional misconduct, fraud or a knowing violation of the law.

     (f) Except as otherwise provided in this Agreement, in connection with all or any part of a suit or other proceeding which is initiated or maintained by or on behalf of Indemnitee, or any suit or other proceeding by Indemnitee against the Company or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by Nevada law; (ii) the suit or other proceeding was expressly authorized by the Board of Directors of the Company in writing or (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under Nevada law or any other applicable law or (iv) the suit or proceeding initiated by Indemnitee is a cross-claim or counter-claim.

4. CONTINUATION OF INDEMNITY. All agreements and obligations of the Company contained in this Agreement shall continue during the period Indemnitee is a director, member of a committee of the board of directors, officer, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Indemnitee was a director or officer of the Company, or both, or serving in any other capacity referred to in this Agreement.

5. ADVANCEMENT OF EXPENSES. In the event Indemnitee incurs costs or expenses in connection with the defense of any civil, criminal, administrative or investigative action, suit or proceeding (including any costs or expenses incurred for any appeal therefore), the Company agrees to pay such costs or expenses as they are incurred and in advance of the final disposition of the action, suit or proceeding within 30 calendar days of submission of bills or vouchers for such costs or expenses upon receipt of an undertaking by or on behalf of Indemnitee to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Company. Indemnitee agrees to reimburse the Company for all amounts paid by the Company in defending any civil, criminal, administrative, investigative action, suit or proceeding against Indemnitee, including amounts paid in settlement, in the event and only to the extent that it is ultimately determined by a court of competent jurisdiction that Indemnitee is not entitled to be indemnified by the Company for such expenses under the provisions of the State Statute, Bylaws, this Agreement or otherwise. In the case of an action brought by the Company for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or other similar provisions of any federal, state or local statutory law, however, costs and expenses will not be advanced unless such action is approved by a majority of the directors of the Company who both hold office at the time of the commencement of such case and held office at the time of the conduct alleged to have given rise to liability on the part of the Indemnitee.

6. PRESUMPTIONS AND EFFECT ON CERTAIN PROCEEDINGS. Upon making a request for indemnification, Indemnitee shall be presumed to be entitled to indemnification under this Agreement. The termination of any action, suit or proceeding by judgment, order, settlement, arbitration award, conviction or on a plea of nolo contendere or its equivalent shall not affect this presumption except as may be provided in Section 4 of this Agreement.

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7.  NOTIFICATION  AND DEFENSE OF CLAIM.  Promptly after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee shall, if a claim with respect thereto is to be made against the Company under this Agreement, notify the Company of the commencement of the same; but the failure by Indemnitee to notify the Company will not relieve the Company from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Indemnitee notifies the Company of the commencement thereof:

     (a) The Company shall be entitled to participate therein at its own expense; and

     (b) Except as otherwise provided below, to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense of the action, suit or proceeding, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ its own counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense shall be at the sole expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized in writing by the Company; (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action; or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, suit or proceeding; (iv) there has been a Change of Control (as defined below), or (v) Indemnitee shall have reasonably concluded that counsel engaged by the Company on behalf of Indemnitee may not adequately represent Indemnitee. In each such instance set forth in (i)-(v) above, the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. Notwithstanding the foregoing, the Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided in (ii) above.

"Change of Control" shall be deemed to have occurred at such time as: (A) any person (as the term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the Exchange Act)) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Company representing more than 50% of the Company s outstanding voting securities or rights to acquire such securities except for any voting securities issued or purchased under any employee benefit plan of the Company or its subsidiaries; or (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Company; or (C) a plan of liquidation of the Company or an agreement for the sale or liquidation of the Company is approved and completed; or (D) the Board determines in its sole discretion that a Change in Control has occurred, whether or not any event described above has occurred or is contemplated.

     (c) The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim affected without the Company's prior express written consent. The Company shall not settle any action or claim in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee's prior express written consent. Neither the Company nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

8. ENFORCEMENT.

     (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Company hereby in order to induce Indemnitee to continue as a director or officer of the Company, and

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
acknowledges that Indemnitee is relying on this Agreement in continuing in such capacity.

     (b) In the event Indemnitee is required to bring any action to enforce his or her rights or to collect moneys due under this Agreement, the Company shall advance Indemnitee all of Indemnitee's reasonably fees and expenses in bringing and pursuing such action. Indemnitee shall be responsible for reimbursement to the Company of such advances in the event that Indemnitee is not successful in such action.

9. NO EMPLOYMENT RIGHTS. Nothing in this Agreement is intended to confer on Indemnitee any right to continue in the employ of the Company for any period of time or interfere with or otherwise restrict in any way the rights of the Company or of Indemnitee, which rights are hereby expressly reserved by each, to terminate his or her service at any time and for any reason, with or without cause, except as may be provided otherwise in an agreement between the Company and Indemnitee.

10. SEVERABILITY. Each of the provisions of this Agreement are separate and distinct and independent of one another, so that if any provision of this Agreement shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not effect the validity or enforceability of the other provisions of this Agreement.

11. BLUE PENCIL. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, the parties agree that the court making such determination shall have the power to amend such provision or to delete specific words or phrases so that such provision shall then be enforceable to the fullest extent permitted by law.

12. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including without limitation, the execution of such documents necessary to enable the Company to effectively bring suit to enforce such rights.

13. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada without resort to conflict of laws principles.

14. BINDING EFFECT; AMENDMENT. This Agreement shall be binding on the parties, their successors and assigns, and shall inure to the benefit of Indemnitee, his or her heirs, personal representatives and assigns, and to the benefit of the Company, its successors and assigns. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in a writing signed by both parties hereto.

15. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed and addressed to the following addresses:

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
IF TO INDEMNITEE:





IF TO THE COMPANY:

Attention: CEO





A party may change their address by delivering notice of such changed addressed in the manner set forth in this Section 15.

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
IN WITNESS WHEREOF, the parties hereto have executed this Indemnity Agreement as of the date first above written.

"Indemnitee"                               "Company"

                                           PSYCHIC FRIENDS NETWORK, INC.
-------------------------------------      a Nevada corporation


By:                                         By:
   ----------------------------------          ---------------------------------
Its:                                        Its:
    ---------------------------------           --------------------------------

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